EXHIBIT 32



               CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                AND CHIEF FINANCIAL OFFICER PURSUANT TO
             SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



     In connection with the Annual Report of CalAmp Corp. (the "Company") on Form 10-K for the year ended February 28, 2008 as filed with the Securities and Exchange (the "Report"), we, Richard Gold, President and Chief Executive Officer of the Company, and Richard Vitelle, Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to our knowledge:

        (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                   /s/ Richard Gold
                              -----------------------------
                               Richard Gold
                               President and Chief Executive Officer



                                   /s/ Richard Vitelle
                              -----------------------------
                               Richard Vitelle
                               Vice President and Chief Financial Officer



May 14, 2008


A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.